EXHIBIT 10.41


 [Global Securities Legend]
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
[Restricted Global Securities Legend-For Inclusion in Global Securities
Only]
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD UNDER RULE 144(k) (OR ANY SUCCESSOR THERETO) UNDER THE SECURITIES ACT WHICH IS APPLICABLE TO THIS SECURITY OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT ("INSTITUTIONAL ACCREDITED INVESTOR") THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION AND THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO THE COMPANY AND THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER MAY BE OBTAINED FROM THE TRUSTEE), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.
[Restricted Definitive Security Legend-For Inclusion in Definitive Securities Only]
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD UNDER RULE 144(k) (OR ANY SUCCESSOR THERETO) UNDER THE SECURITIES ACT WHICH IS APPLICABLE TO THIS SECURITY OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT ("INSTITUTIONAL ACCREDITED INVESTOR") (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION AND THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO THE COMPANY AND THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER MAY BE OBTAINED FROM THE TRUSTEE), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO A TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (6) ABOVE), THE HOLDER OF THIS SECURITY MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AND, IN THE CASE OF A TRANSFER PURSUANT TO CLAUSE (5) ABOVE, A LEGAL OPINION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.


No.
	C
USIP No. [Global Security: 125945 AA 3]
	[
Definitive Security: 125945 AB 1]
5% Convertible Subordinated Note due 2006
CNET, Inc.
CNET, Inc., a Delaware corporation (the "Company"), promises to pay to _________________________________________________________________ or
registered assigns, the principal sum [indicated on Schedule A hereof]* [of _________ Dollars ($_________)]** on March 1, 2006.
Interest Payment Dates:  March 1 and September 1, commencing September 1,
1999.
Record Dates: February 15 and August 15.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.
[Signature Page Follows]

IN WITNESS WHEREOF, CNET, Inc. has caused this Security to be signed manually or by facsimile by its duly authorized Officers and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon.






	C
NET, INC.,
By:
Name:
Title:
[Seal]
By:
Name:
Title:
Dated:
TRUSTEE'S CERTIFICATE OF
AUTHENTICATION
This is one of the Securities described in the within-mentioned Indenture. THE BANK OF NEW YORK, as Trustee, by ______________________________________
Authorized Signatory

CNET, Inc.
5% Convertible Subordinated Note due 2006
1. Interest. CNET, Inc., a Delaware corporation (the "Company"), is the issuer of the 5% Convertible Subordinated Notes due 2006 (the "Securities"), of which this Security is a part. The Company promises to pay interest on the Securities in cash semiannually on each March 1 and September 1, commencing on September 1, 1999, to holders of record at the close of business on the immediately preceding February 15 or August 15, as the case may be.
 Interest on the Securities will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from March 8, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal of and premium, if any, interest, and Liquidated Damages, if any, on the Securities (in each case without regard to any applicable grace period) at the Default Rate, compounded semi-annually.

2. Method of Payment. The Company will pay interest and Liquidated Damages, if any, on the Securities (except Defaulted Interest) to the Persons who are registered holders of the Securities at the close of business on the record date for the applicable interest payment date even though Securities are canceled after the record date and on or before the interest payment date. The Noteholder hereof must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, interest and Liquidated Damages, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay interest by check payable in such money. It may mail an interest check to a holder's registered address.
3. Paying Agent and Registrar.  The Trustee will act as
Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, or Conversion Agent without prior notice.
4. Indenture. The Company issued the Securities under an indenture, dated as of March 8, 1999 (the "Indenture"), between the Company and The Bank of New York, as Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939
(15 U.S. Code    77aaa-77bbbb) as in effect on the date of the
Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Noteholders are referred to the Indenture and such Act for a statement of such terms. The Securities are general unsecured obligations of the Company limited to an aggregate principal amount of up to $187,500,000. The Indenture does not limit the ability of the Company or any of its Subsidiaries to incur indebtedness or to grant security interests or liens in respect of their assets.
5. Optional Redemption.  The Securities are not redeemable
at the Company's option prior to March 6, 2002. On such date and thereafter, the Securities will be subject to redemption at the option of the Company, in whole or from time to time in part (in any integral multiple of $1,000), at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning
March 1 of the years indicated (or March 6 in the case of
2002):
 	Year
 Redemption Price
 2002
 102.857%
 2003
 102.143%
 2004
 101.429%
 2005
 100.714%


 in each case together with accrued interest and Liquidated Damages, if any, to (but excluding) the redemption date (subject to the right of holders of record on the relevant record date to receive interest and Liquidated Damages, if any, due on the corresponding interest payment date). On or after the redemption date, interest and Liquidated Damages, if any, will cease to accrue on the Securities, or portions thereof, called for redemption unless the Company shall default in the payment of the redemption price and accrued interest and Liquidated Damages, if any, payable on the redemption date on the Securities to be redeemed.
1. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed at his address of record. Securities in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee in accordance with the Indenture. Unless the Company defaults in making such redemption payment (including accrued interest and Liquidated Damages, if any), or a Paying Agent is prohibited from making such payment pursuant to the Indenture, by law or otherwise, interest and Liquidated Damages, if applicable cease to accrue on the Securities or portions of them called for redemption on and after the redemption date.
 If this Security is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest and Liquidated Damages, if any, will be paid to the person in whose name this Security is registered at the close of business on such record date.

2. Mandatory Redemption. The Company will not be required to make mandatory redemption payments with respect to the Securities. There are no sinking fund payments with respect to the Securities.
3. Repurchase at Option of Holder. If there is a Designated Event, the Company shall be required to offer to purchase on the Designated Event Payment Date all outstanding Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the Designated Event Payment Date; provided that, on the terms and subject to the conditions set forth in the Indenture, the Company shall not be required to offer to purchase the Securities as aforesaid if the Company has given notice of redemption of all of the outstanding Securities to holders in accordance with the Indenture. Holders of Securities that are subject to an offer to purchase will receive a Designated Event Offer from the Company prior to any related Designated Event Payment Date and may elect to have such Securities or portions thereof in authorized denominations purchased by completing the form entitled "Option of Noteholder To Elect Purchase" appearing below. Noteholders have the right to withdraw their election by delivering a written notice of withdrawal to the Company or the Paying Agent in accordance with the terms of the Indenture.
4. Subordination. The payment of the principal of, premium, if any, on, interest and Liquidated Damages, if any, on and any other amounts due on the Securities is subordinated in right of payment to all existing and future Senior Debt of the Company, as described in the Indenture. Each Noteholder, by accepting a Security, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.
5. Conversion. The holder of any Security has the right, exercisable at any time after 90 days following the Issuance Date and prior to the close of business on the Business Day immediately preceding the final maturity date of the Security, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into shares of Common Stock at the initial Conversion Price of $149.625 per share, subject to adjustment under certain circumstances as provided in the Indenture, except that if a Security is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the date fixed for redemption (unless the Company shall default in making the redemption payment, including interest and Liquidated Damages, if any, when it becomes due, in which case the conversion right shall terminate at the close of business on the date on which such default is cured). As further provided in the Indenture, the Company agrees that, upon the occurrence of the Stock Split (which it is currently contemplated will occur on the date of the Indenture), the Conversion Price shall be automatically adjusted to $74.8125 per share.
 Beneficial owners of interests in Global Securities may exercise their right of conversion by delivering to the Depositary the appropriate instructions for conversion pursuant to the Depositary's procedures. To convert a certificated Security, the holder must (1) complete and sign a notice of election to convert substantially in the form set forth below (or complete and manually sign a facsimile thereof) and deliver such notice to a Conversion Agent, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Conversion Agent and (4) pay any transfer or similar tax, if required by the Conversion Agent. Upon conversion, no adjustment or payment will be made for accrued and unpaid interest or Liquidated Damages, if any, on the Securities so converted or for dividends or distributions on, or Liquidated Damages, if any, attributable to, any Common Stock issued on conversion of the Securities, except that, if any Noteholder surrenders a Security for conversion after the close of business on a record date for the payment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date will be paid on such interest payment date to the person who was the registered holder of such Security on such record date. Any Securities surrendered for conversion during the period after the close of business on any record date for the payment of interest and before the opening of business on the next succeeding interest payment date (except Securities called for redemption on a redemption date or to be repurchased on a Designated Event Payment Date during such period) must be accompanied by payment in an amount equal to the interest and Liquidated Damages, if any, payable on such interest payment date on the principal amount of Securities so converted. The number of shares of Common Stock issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest.
 A Security in respect of which a holder has delivered an "Option of Noteholder to Elect Purchase" form appearing below exercising the option of such holder to require the Company to purchase such Security may be converted only if the notice of exercise is withdrawn as provided above and in accordance with the terms of the Indenture. The above description of conversion of the Securities is qualified by reference to, and is subject in its entirety to, the more complete description thereof contained in the Indenture.

6. Registration Agreement. The holder of this Security is entitled to the benefits of a Registration Agreement, dated March 8, 1999, between the Company and the Initial Purchasers (the "Registration Agreement"). Pursuant to the Registration Agreement the Company has agreed for the benefit of the holders of the Securities and the Common Stock issued and issuable upon conversion of the Securities, that (i) it will, at its cost, within 60 days after the Closing Date, file a shelf registration statement (the "Shelf Registration Statement") with the Securities and Exchange Commission (the "Commission") with respect to resales of the Securities and the Common Stock issuable upon conversion thereof, (ii) the Company will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission under the Securities Act within 150 days after the Closing Date and
(iii) the Company will keep such Shelf Registration Statement continuously effective under the Securities Act until the earliest of (a) the second anniversary of the Closing Date or, if later, the second anniversary of the last date on which any Securities are issued upon exercise of the Initial Purchasers' over-allotment option, (b) the date on which the Securities or the Common Stock issuable upon conversion thereof may be sold to Persons who are not "affiliates" (as defined in Rule 144) of the Company pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the Commission under the Securities Act, (c) the date as of which the Securities or the Common Stock issuable upon conversion thereof have been transferred pursuant to Rule 144 under the Securities Act (or any similar provision then in force) and (d) the date as of which all the Securities or the Common Stock issuable upon conversion thereof have been sold pursuant to such Shelf Registration Statement.
 If the Shelf Registration Statement (i) is not filed with the Commission on or prior to 60 days, or has not been declared effective by the Commission within 150 days, after the Closing Date or (ii) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) or cease to be usable (including, without limitation, as a result of a Suspension Period as defined below) for the offer and sale of Transfer Restricted Securities (as defined below) for a period of time (including any Suspension Period) which shall exceed 60 days in the aggregate in any 12-month period during the period beginning on the Closing Date and ending on the second anniversary of the Closing Date or, if later, the second anniversary of the last date on which any Securities are issued upon exercise of the Initial Purchasers' over-allotment option (each such event referred to in clauses (i) and (ii) being referred to herein as a "Registration Default"), the Company will pay liquidated damages ("Liquidated Damages") to each holder of Transfer Restricted Securities which has complied with its obligations under the Registration Agreement. The amount of Liquidated Damages payable during any period in which a Registration Default shall have occurred and be continuing is that amount which is equal to one-quarter of one percent (25 basis points) per annum per $1,000 principal amount of Securities and $2.50 per annum per 6.68338 shares of Common Stock (subject to adjustment from time to time in the event of a stock split, stock recombination, stock dividend and the like) constituting Transfer Restricted Securities for the first 90 days during which a Registration Default has occurred and is continuing and one-half of one percent (50 basis points) per annum per $1,000 principal amount of Securities and $5.00 per annum per 6.68338 shares of Common Stock (subject to adjustment as set forth above) constituting Transfer Restricted Securities for any additional days during which such Registration Default has occurred and is continuing; provided that, as further provided in the Registration Agreement, the Company hereby agrees that, upon the occurrence of the Stock Split (which it is currently contemplated will occur on the date of the Indenture), the Liquidated Damages payable in respect of Common Stock shall be automatically adjusted to $2.50 per annum per 13.36675 shares of Common Stock for the first such 90 days during which a Registration Default has occurred and is continuing and $5.00 per annum per 13.36675 shares of Common Stock for any additional days during which such Registration Default has occurred and is continuing (in each case subject to further adjustment from time to time in the event of a stock split, stock recombination, stock dividend and the like). The Company will pay all accrued Liquidated Damages by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date, and Liquidated Damages will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Following the cure of a Registration Default, Liquidated Damages will cease to accrue with respect to such Registration Default.

 "Transfer Restricted Securities" means each Security and each share of Common Stock issued on conversion thereof until the date on which such Security or share, as the case may be,
(i) has been transferred pursuant to the Shelf Registration Statement or another registration statement covering such Security or share which has been filed with the Commission pursuant to the Securities Act, in either case after such registration statement has become and while such registration statement is effective under the Securities Act, (ii) has been transferred pursuant to Rule 144 under the Securities Act (or any similar provision then in force), or (iii) may be sold or transferred pursuant to Rule 144(k) under the Securities Act (or any similar provision then in force).

 Pursuant to the Registration Agreement, the Company may suspend the use of the prospectus which is a part of the Shelf Registration Statement for a period not to exceed 30 days in any three-month period or for three periods not to exceed an aggregate of 90 days in any twelve-month period under certain circumstances (each, a "Suspension Period"); provided that the existence of a Suspension Period will not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Liquidated Damages.

 The above description of certain provisions of the Registration
Agreement is qualified by reference to, and is subject in its entirety to, the more complete description thereof contained in the Registration Agreement.

7. Denominations, Transfer, Exchange and Replacement. The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered, and Securities may be exchanged, as provided in the Indenture. The Registrar may require a Noteholder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption (except the unredeemed portion of any Security being redeemed in part). Also, it need not exchange or register the transfer of any Security for a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing. Replacement Securities for lost, stolen or mutilated Securities may be issued in accordance with the terms of the Indenture.
8. Persons Deemed Owners. The registered Noteholder of a Security may be treated as its owner for all purposes.
9. Unclaimed Money. If money for the payment of principal of or premium, if any, interest or Liquidated Damages, if any, on Securities remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, Noteholders of Securities entitled to the money must look to the Company for payment, unless an abandoned property law designates another person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.
10. Defaults and Remedies. The Securities shall have the Events of Default as set forth in Section 8.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Noteholders of at least 25% in aggregate principal amount of the then outstanding Securities by notice to the Company and the Trustee may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all unpaid principal, premium, if any, and accrued and unpaid interest and Liquidated Damages, if any, on the Securities shall become due and payable immediately without further action or notice. Upon acceleration as described in either of the preceding sentences, the subordination provisions of the Indenture preclude any payment being made to Noteholders for at least 5 Business Days except as otherwise provided in the Indenture.
 The Noteholders of a majority in principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal, premium, if any, Liquidated Damages, if any, and interest that has become due solely because of the acceleration. Noteholders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Noteholders of a majority in principal amount of the then outstanding Securities issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish compliance certificates to the Trustee annually. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety to, the more complete description thereof contained in the Indenture.

11. Amendments, Supplements and Waivers.  Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Noteholders of at least a majority in principal amount of the then outstanding Securities
(including consents obtained in connection with a tender offer or exchange offer for Securities), and any existing default may be waived with the consent of the Noteholders of a majority in principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for Securities).  Without the consent of any Noteholder, the Indenture or the Securities may be amended, among other
things, to cure any ambiguity, defect or inconsistency, to
provide for assumption by a successor of the Company's
obligations to Noteholders, to make any change that does not adversely affect the rights of any Noteholder, to qualify the
Indenture under the TIA, or to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA.
12. Trustee Dealings with the Company.  The Trustee, in its
individual or any other capacity, may become the owner or
pledgee of the Securities and may otherwise deal with the
Company or an Affiliate of the Company with the same rights it would have, as if it were not Trustee, subject to certain
limitations provided for in the Indenture and in the TIA.  Any
Agent may do the same with like rights.
13. No Recourse Against Others.  A director, officer,
employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the
Securities or the Indenture or for any claim based on, in
respect of or by reason of such obligations or their creation.
Each Noteholder, by accepting a Security, waives and releases all such liability.  The waiver and release are part of the
consideration for the issue of the Securities.
14. Governing Law; Indenture to Control.  THE INTERNAL LAWS
OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE
SECURITIES WITHOUT REGARD, TO THE EXTENT PERMITTED BY LAW, TO
CONFLICT OF LAW PROVISIONS THEREOF. IN THE EVENT OF ANY
CONFLICT BETWEEN THE PROVISIONS OF THIS SECURITY ON THE ONE
HAND AND THE INDENTURE OR THE REGISTRATION AGREEMENT, ON THE
OTHER HAND, THE PROVISIONS OF THE INDENTURE OR THE REGISTRATION
AGREEMENT, AS THE CASE MAY BE, SHALL CONTROL.
15. Authentication.  The Securities shall not be valid until authenticated by the manual signature of an authorized
signatory of the Trustee or an authenticating agent.
16. Abbreviations.  Customary abbreviations may be used in
the name of a Noteholder or an assignee, such as: TEN COM (for tenants in common), TEN ENT (for tenants by the entireties), JT
TEN (for joint tenants with right of survivorship and not as tenants in common), CUST (for Custodian), and U/G/M/A (for
Uniform Gifts to Minors Act).
17. Definitions.  Capitalized terms not defined in this
Security have the meanings given to them in the Indenture.
The Company will furnish to any Noteholder of the Securities upon written request and without charge a copy of the Indenture and the Registration Agreement. Request may be made to:
CNET, Inc.
Attention:  Chief Financial Officer
150 Chestnut Street
San Francisco, California  94111

CERTIFICATE OF TRANSFER
To assign this Security, fill in the form below:
(I) or (we) assign and transfer this Security to
___________________________________________________________________________
__
(Insert assignee's social security or tax I.D. no.)
___________________________________________________________________________
__
___________________________________________________________________________
__
___________________________________________________________________________
__
(Print or type assignee's name, address and zip code)
and irrevocably appoint ________________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.
Your Signature:
(Sign exactly as your name appears on the
other side of this Security)
Date:  ___________________
Medallion Signature Guarantee:
_____________________________
[For inclusion only if this Security bears a Restricted Securities Legend] In connection with any transfer of any of the Securities evidenced by this certificate which are "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act), the undersigned confirms that such Securities are being transferred:
CHECK ONE BOX BELOW
(1)	?	to the Company; or
(2)	?	pursuant to and in compliance with Rule 144A under the
Securities Act of 1933; or
(3)	?	pursuant to and in compliance with Regulation S under
the Securities Act of 1933; or
(4)	?	to an institutional "accredited investor" (as defined
in Rule 501(a)(1), (2), (3) or (7) under the
Securities Act of 1933) that has furnished to the
Trustee a signed letter containing certain
representations and agreements (the form of which
letter can be obtained from the Trustee); or
(5)	?	pursuant to an exemption from registration under the
Securities Act of 1933 provided by Rule 144 thereunder.
Unless one of the boxes is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3), (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such certifications and other information, and if box (5) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933; provided that this paragraph shall not be applicable to any Securities which are not "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act).
Your Signature:
(Sign exactly as your name appears on the other side of this Security)


	D
ate:
	_
_________________

Medallion Signature Guarantee:
________________________________


[TO BE ATTACHED TO GLOBAL SECURITIES]
SCHEDULE A
The initial principal amount of this Global Security shall be $?. The following increases or decreases in the principal amount of this Global Security have been made:




Date
Made
Amount of
increase in
Principal
Amount of
this Global
Security
including
upon
exercise of
over-
allotment
option


Amount of
decrease in
Principal
Amount of
this Global
Security


Principal
Amount of
this Global
Security
following
such
decrease or
increase


Signature
of
authorized
signatory
of Trustee
or
Securities
Custodian



























































































OPTION OF NOTEHOLDER TO ELECT PURCHASE
If you want to elect to have this Security or a portion thereof repurchased by the Company pursuant to Section 3.08 or 4.07 of the Indenture, check the box: ?
If the purchase is in part, indicate the portion ($1,000 or any integral multiple thereof) to be purchased: ____________
Your Signature:
(Sign exactly as your name appears on
the other side of this Security)
Date:  ____________
Medallion Signature Guarantee: _______________________

ELECTION TO CONVERT
To CNET, Inc.:
The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Common Stock of CNET, Inc. in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.
The undersigned agrees to be bound by the terms of the Registration Agreement relating to the Common Stock issued upon conversion of the Securities.
If you want to convert this Security in whole, check the box below. If you want to convert this Security in part, indicate the portion of this Security to be converted in the space provided below.
In whole	?

	o
r
	P
ortion of Security to be
	converted ($1,000 or any
integral multiple thereof):
$______________
Date:	______________	Your Signature:
(Sign exactly as your name appears
on the other side of this Security)
Medallion Signature Guarantee:

__________________________________________


Please print or typewrite your name and address, including zip code, and social security or other identifying number:



If the Common Stock is to be issued and delivered to someone other than you, please print or typewrite the name and address, including zip code, and social security or other identifying number of that person:
*	Applicable to Global Securities only.
**	Applicable to Definitive Securities only.


008445.00048:0422895.01